Subsequent Events	12 Months Ended
Jun. 30, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
18.	SUBSEQUENT EVENTS

The Company has evaluated events subsequent to the balance sheet date of June 30, 2022 through October 28, 2022, the date on which the consolidated financial statements were issued.

On July 21, 2022, Pop HK established a wholly owned subsidiary, Shuzhi Sports, under PRC laws and regulations. Shuzhi Sports is still in the process of exploring its business plan. As of the date of this annual report, Shuzhi Sports has not been operative, nor has it generated any revenue.

On September 23, 2022, Guangzhou Shuzhi borrowed RMB5 million (equivalent to $746,480) from the Industrial and Commercial Bank of China Guangzhou Fangcun Branch Office. The term of the loan is from September 23, 2022 to September 23, 2023, and the loan has a floating interest rate.